                                                                  Exhibit 10.4-1

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is entered into as of March 2, 2001, among AMERICAN CELLULAR CORPORATION (SUCCESSOR BY MERGER TO ACC ACQUISITION CO.), a Delaware corporation ("BORROWER"), certain Lenders under the Credit Agreement (hereinafter defined), BANK OF AMERICA, N.A., in its capacity as Administrative Agent for the Lenders under the Credit Agreement ("ADMINISTRATIVE AGENT"), and Guarantors under the Credit Agreement (hereinafter defined).

         Reference is made to the Credit Agreement, dated as of February 25, 2000 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among Borrower, as BORROWER, Administrative Agent, CIBC World Markets Corp. and Barclays Bank PLC as CO-DOCUMENTATION AGENTS, Lehman Commercial Paper Inc. and TD Securities (USA) Inc., as CO-SYNDICATION AGENTS, and certain Managing Agents, Co-Agents, and Lenders party thereto.

         Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement. Unless otherwise indicated, all Section references herein are to Sections of the Credit Agreement and all Paragraph references herein are to Paragraphs in this Amendment.

                                 R E C I T A L S

         A. Borrower proposes to issue up to $700,000,000 of Subordinated Notes (the "SUBORDINATED NOTES"), a portion of the proceeds of which will be used as follows: (i) to pay fees, costs, and expenses associated with the issuance of the Subordinated Notes and this Amendment, (ii) to fund an interest reserve account, which will be used to pay the initial four semi-annual scheduled interest payments under the Subordinated Notes, (iii) to permanently prepay the Term Loan Principal Debt in an amount not less than $200,000,000, and (iv) to the extent there are additional available proceeds from the issuance of the Subordinated Notes, to prepay the outstanding Revolver Principal Debt (without a corresponding reduction in the Revolver Commitment).

         B. Borrower has informed Administrative Agent that it has not complied with all of the conditions of the Waiver dated as of October 25, 2000 (but effective as of January 25, 2001) (the "WAIVER") with respect to the acquisition of the PCS License for the Oklahoma 4 RSA, in that Borrower failed (i) to satisfy all of the conditions precedent for a Permitted PCS License Acquisition and a Permitted Acquisition as set forth in the definition of a Permitted PCS License Acquisition, and SECTIONS 7.2 and 9.16 prior to the consummation of the Acquisition and (ii) to provide Administrative Agent evidence that the Capital Contribution (as defined in the Waiver) has been made for the purpose of funding the Build-Out (as defined in the Waiver) (collectively, the "SUBJECT NONCOMPLIANCE").

         C. Borrower has requested certain amendments and waivers under the Credit Agreement, and the Lenders party hereto are willing to grant and agree to such amendments and waivers, but only upon the conditions, among other things, that Borrower, Guarantors, and Required Lenders (or Super-Required Lenders [as hereinafter defined] with respect to the amendments effected by PARAGRAPH 1.2(a) and CLAUSE (2) of PARAGRAPH 1.2(b) and the deletion of current SECTION 9.31 in PARAGRAPH 1.10, as the case may be) shall have executed and delivered this Amendment and shall have agreed to the terms and conditions of this Amendment.

         NOW, THEREFORE, in consideration of these premises and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree, as follows:

PARAGRAPH 1.      AMENDMENTS.

         1.1      DEFINITIONS.

         (a) The definition of "ANNUALIZED INTEREST EXPENSE" is deleted in its entirety and replaced with the following definition:

                  "ANNUALIZED INTEREST EXPENSE means, with respect to the Companies on a consolidated basis, (a) on any date of determination on or prior to March 31, 2001, the PRODUCT of
                  (i) the QUOTIENT of (x) the Interest Expense arising on and after April 1, 2000, to and including the last day of the applicable period of determination DIVIDED BY (y) the number of days from and including April 1, 2000, to and including the last day of the applicable period of determination, MULTIPLIED BY (ii) 360, and (b) (i) for the period from April 1, 2001, through June 30, 2001, the Interest Expense of the Companies during such period multiplied by four; (ii) for the fiscal quarter ending September 30, 2001, the Interest Expense of the Companies for the period from April 1, 2001, through September 30, 2001, multiplied by two; and (iii) for the fiscal quarter ending December 31, 2001, the Interest Expense of the Companies for the period from April 1, 2001, through December 31, 2001, multiplied by 4/3."

         (b) The definition of "APPLICABLE MARGIN" is amended as follows: (i) by deleting each reference to "LEVERAGE RATIO" in such definition and substituting therefor the term, "TOTAL LEVERAGE RATIO", (ii) by deleting the reference to "PERMITTED ACQUISITION COMPLIANCE CERTIFICATE FOR A PERMITTED ACQUISITION" in CLAUSE(d)(i) thereof and substituting therefor the words "PERMITTED ACQUISITION LOAN CLOSING CERTIFICATE FOR A PERMITTED ACQUISITION," and (iii) by adding a proviso to CLAUSE (d)(i) as follows:

                  "; PROVIDED THAT if a Permitted Acquisition Loan Closing Certificate for a Permitted Acquisition is delivered after the end of a fiscal quarter but prior to the delivery of the Compliance Certificate for such quarter pursuant to SECTION 9.3, the Applicable Margin shall be based on the Permitted Acquisition Loan Closing Certificate for a Permitted Acquisition or the Compliance Certificate that results in the higher Applicable Margin."

         (c) The definition of "APPLICABLE MARGIN FOR COMMITMENT FEES" is amended as follows: (i) by deleting each reference to "LEVERAGE RATIO" in such definition and substituting therefor the term "TOTAL LEVERAGE RATIO", (ii) by deleting the reference to "PERMITTED ACQUISITION COMPLIANCE CERTIFICATE FOR A PERMITTED ACQUISITION" in CLAUSE (a) thereof and substituting therefor the words "PERMITTED ACQUISITION LOAN CLOSING CERTIFICATE FOR A PERMITTED ACQUISITION," and (iii) by adding a proviso to CLAUSE (a) as follows:

                  "; PROVIDED THAT if a Permitted Acquisition Loan Closing Certificate for a Permitted Acquisition is delivered after the end of a fiscal quarter but prior to the delivery of the Compliance Certificate for such quarter pursuant to SECTION 9.3, the Applicable Margin for Commitment Fees shall be based on the Permitted Acquisition Loan Closing Certificate for a Permitted Acquisition or the Compliance Certificate that results in the higher Applicable Margin for Commitment Fees."

         (d) The definition of "INTEREST COVERAGE RATIO" is amended by (i) deleting the reference to "MARCH 30, 2001" in CLAUSE (b) thereof and substituting therefor the date "DECEMBER 31, 2001", and

(ii) deleting the reference to "MARCH 31, 2001" in CLAUSE (c) thereof and substituting therefor the date "JANUARY 1, 2002".

         (e) The definition of "INTEREST EXPENSE" is amended by (i) deleting the word "AND" immediately prior to the phrase "CASH PREMIUMS" in line 7 of such definition, and (ii) changing the period (.) at the end thereof to a comma (,) and inserting the following after the comma:

                   "and all liquidated damages with respect to the Subordinated
                  Notes, whether paid in cash or accrued as a liability and payable in cash during such period; PROVIDED, THAT, interest paid on the Subordinated Notes with proceeds from the Escrow Account shall be excluded from the calculation of Interest Expense."

         (f) The definition of "LEVERAGE RATIO" is amended by deleting each reference to "DEBT" in such definition and substituting the words "SENIOR DEBT" therefor.

         (g) The definition of "PERMITTED ACQUISITION" is amended by (a) deleting the word "AND" after CLAUSE (ix) thereof, (b) renumbering the second clause labeled as CLAUSE (ix) as CLAUSE (x), (c) adding "; AND" after the newly-labeled CLAUSE (x) thereof, and (d) adding the following as CLAUSE (xi):

                  " (xi) As of the closing of any Subject Transaction, after giving effect thereto on a PRO FORMA basis, the Total Leverage Ratio must be less than or equal to the lesser of (x) the applicable Total Leverage Ratio required by SECTION 9.30(f) or
                  (y) 9.15 to 1.00."

         (h) The definition of "SIGNIFICANT SALE" is amended to include the Tower Sale-Leaseback as a Significant Sale, by (i) deleting the phrase, "THE TOWER SALE-LEASEBACK," in the parenthetical phrase in the third line of such definition; and (ii) amending the parenthetical phrase in the second line of such definition to read as follows:

                  "(tangible or intangible, including, without limitation, the Tower Sale-Leaseback and stock or equity interests in Subsidiaries)".

         (i) The definition of "SUBORDINATED DEBT" is amended by inserting the following clause at the end of such definition prior to the period(.), as follows:

                  "including, without limitation, the Subordinated Notes and refinancings, exchanges, or conversions of or substitutions for any Subordinated Debt by any Company issued in the form of Debt or equity interests (the "REFINANCED SUBORDINATED DEBT"), SO LONG AS any such refinanced Subordinated Debt is unsecured and expressly made (or by operation of law is) subordinate and junior in right of payment to the Obligation (or any Debt or equity issued in exchange therefor) by provisions no less favorable to the Lenders than those set forth in the Subordinated Debt being so refinanced, exchanged, converted, or substituted and for which the terms and provisions (including without limitation, payment terms, covenants, and maturities) are substantially similar to the Subordinated Debt being so refinanced, exchanged, converted, or substituted or are otherwise acceptable to Administrative Agent (in its sole discretion); PROVIDED THAT, if Subordinated Debt owed to an Affiliate and subordinated under an Affiliate Subordination Agreement is being refinanced with Subordinated Debt payable to a non-Affiliate, then the terms of subordination in the refinanced Subordinated Debt must be on terms acceptable to Administrative Agent (in its sole discretion)."

         (j) The following definitions of "ESCROW ACCOUNT," "ESCROW AGREEMENT," "FIRST AMENDMENT," "SENIOR DEBT," "SUBORDINATED NOTES," and "TOTAL LEVERAGE RATIO" shall be alphabetically inserted in SECTION 1.1 to read, as follows:

                  "ESCROW ACCOUNT means an interest reserve account established pursuant to the Escrow Agreement solely with proceeds from the issuance of the Subordinated Notes and any investments therein in U.S. government securities, in an amount that will be sufficient to provide for payment in full of the initial four semi-annual scheduled interest payments under the Subordinated Notes."

                  "ESCROW AGREEMENT means the Escrow and Pledge Agreement between Borrower and the trustee or collateral agent for the holders of the Subordinated Notes, pursuant to which certain proceeds of the Subordinated Notes are held in escrow to secure the obligation under the Subordinated Notes."

                  " FIRST AMENDMENT means the First Amendment to Credit Agreement dated as of March 2, 2001, executed by, Borrower, Guarantors, Administrative Agent, and the Lenders party thereto."

                  "SENIOR DEBT means, on any date of determination, the aggregate principal amount of all Debt of the Companies, OTHER THAN the principal amount outstanding under all Subordinated Debt."

                  "SUBORDINATED NOTES means the Subordinated Reserve Notes issued by Borrower in March 2001, SO LONG AS (a) the aggregate original principal amount of such Subordinated Reserve Notes does not exceed $700,000,000, (b) the maturity date of such Subordinated Reserve Notes is no earlier than September 30, 2009, (c) the interest payable under the Subordinated Reserve Notes for the initial four semi-annual scheduled interest payments has been deposited in the Escrow Account, (d) such Subordinated Reserve Notes are unsecured and do not require any principal payments prior to the maturity of the Subordinated Reserve Notes, and (e) all terms and conditions of the Subordinated Reserve Notes and the documents and agreements evidencing and establishing the Subordinated Reserve Notes (including, without limitation, the subordination provisions) are acceptable to Administrative Agent (in its sole discretion), together with any permitted refinancings, exchanges, or conversion thereof or substitutions therefor by any Company issued in the form of Debt or equity interests which satisfy the requirements of
                  SECTION 9.31(iii)."

                  "TOTAL LEVERAGE RATIO means, with respect to the Companies on a consolidated basis, the ratio of (a) the aggregate principal amount of all Debt of the Companies MINUS the SUM of (without duplication) (x) the current cash balance of the Escrow Account PLUS (y) to the extent any of the proceeds of the Escrow Account are invested in U.S. government securities, the value of such U.S. government securities (using valuation methods for such securities consistent with those used in the Companies' Financial Statements) to (b) Operating Cash Flow of the Companies."

         1.2     MANDATORY PREPAYMENTS.

         (a) Pursuant to PARAGRAPH 1.1(h) preceding, the Tower Sale-Leaseback is included as a Significant Sale and shall be included in mandatory prepayments from Net Cash Proceeds of Significant Sales pursuant to SECTION 3.3(b)(ii); ACCORDINGLY, the mandatory prepayment requirements of SECTION 3.3(b)(iv) with respect to the Tower Sale-Leaseback are deleted in their entirety, and the phrase "[Intentionally Deleted]" shall be substituted therefor.

         (b) A new SECTION 3.3(b)(vii) is added to require certain mandatory prepayments from proceeds of the Subordinated Notes, as follows:

                  " (vii) SUBORDINATED NOTES. Concurrently with the issuance of the Subordinated Notes, the Net Cash Proceeds realized from the issuance of such Subordinated Notes (or a portion thereof, as the case may be) shall be used as follows: (1) if the First Amendment was approved only by the consent of Required Lenders pursuant to PARAGRAPH (4)(a) of the First Amendment, then 100% of such Net Cash Proceeds shall be used to prepay the Principal Debt (and the Revolver Commitment shall be reduced to the extent required by this SECTION 3.3(b)), in the order and manner specified herein; or (2) if the First Amendment was approved by the consent of the "SUPER-REQUIRED LENDERS" (as such term is defined in the First Amendment) pursuant to PARAGRAPH (4)(b) of the First Amendment, then the Net Cash Proceeds (or a portion thereof , as the case may be) shall be used (x) FIRST, to prepay the Term Loan Principal Debt in an amount equal to $200,000,000 (to be further applied ratably among the Term Loan Facilities, subject to SECTION 3.3(f)) and
                  (y) then, to the extent of additional available Net Cash Proceeds from the issuance of the Subordinated Notes, to prepay the Revolver Principal Debt then-outstanding (without a reduction in the Revolver Commitment, except as required by SECTIONS 2.7 and 3.12(b) upon the occurrence of a Default or Potential Default); PROVIDED THAT, solely for purposes of this
                  SECTION 3.3(b)(vii), in calculating the Net Cash Proceeds realized from the issuance of the Subordinated Notes, Borrower may deduct the costs, fees, and expenses associated with not only the issuance of the Subordinated Notes, but also the costs, fees, and expenses associated with preparation, negotiation, and closing of the First Amendment."

         (c) A new SECTION 3.3(b)(viii) is added to require certain mandatory prepayments in the event any funds from the Escrow Account are released for any purpose OTHER THAN the payment of the initial four semi-annual scheduled interest payments on the Subordinated Notes, as follows:

                  " (viii) ESCROW ACCOUNT. Concurrently with the release or withdrawal of any funds from the Escrow Account for any purpose (OTHER THAN the payment of the initial four semi-annual scheduled interest payments on the Subordinated Notes), the Principal Debt shall be prepaid (and the Revolver Commitment reduced to the extent required by this SECTION 3.3(b)), in the order and manner specified herein, by an amount equal to the funds so released or withdrawn from the Escrow Account; PROVIDED THAT, if any of the amounts released or withdrawn are in the form of U.S. government securities, then the amount required to be repaid with respect thereto shall be an amount equal to the value of such U.S. government securities (using valuation methods for such securities consistent with those used in the Companies' Financial Statements)."

         (d) A new SECTION 3.3(b)(ix) is added to require prepayment of the Obligation when any Subordinated Debt gives Borrower the option to prepay either the Subordinated Debt or Senior Debt with certain asset proceeds and shall read as follows:

                  " (ix) PRIOR TO APPLICATION TO OTHER DEBT. If any Company is required to apply (or offers to apply) any Net Cash Proceeds from any sale of assets (even if such sale is not a Significant Sale) to the repayment of any Debt (OTHER THAN the Obligation) or to any mandatory redemption of any equity interests, unless such Company pays or commits to pay all or a part of such Net Cash Proceeds to payment of the Principal Debt on or prior to a particular date, then at least fifteen
                  (15) days prior to the date such repayment or offer of repayment is required to be made on such other Debt or equity interests, such Company shall permanently prepay the Principal Debt (and reduce the Revolver Commitment to the extent required in this SECTION 3.3(b)) in the order and manner specified herein by an amount equal to the amount that will excuse the Company from making such repayment or offer of repayment under such other Debt or equity interests."

         (e) To address the application of the additional prepayments provided for in PARAGRAPH 1.2(b), (c), and (d) hereof, the paragraph immediately following SECTION 3.3(b)(ix) shall be amended by :

                  (1) Amending CLAUSE (ii) in the first sentence of such paragraph by (i) deleting the initial phrase therein which reads "PREPAYMENTS UNDER SECTIONS 3.3(b)(i), (ii), (iii), (iv), AND (vi) SHALL BE APPLIED:" and substituting therefor the following:

                  "prepayments under SECTIONS 3.3(b)(i) through (iv), SECTION 3.3(b)(vi), SECTION 3.3(b)(vii)(1), SECTION 3.3(b)(viii), and
                  SECTION 3.3(b)(ix) shall be
                  applied:"

                  (2) Adding a new CLAUSE (iii) to the first sentence of such paragraph which reads as follows:

                  " and (iii) prepayments under SECTION 3.3(b)(vii)(2) shall be applied as set forth in such Section."

         1.3 COLLATERAL. SECTION 6.2 is amended to exclude the Escrow Account from the collateral required to secure the Obligation, by inserting the phrase ", OTHER THAN THE ESCROW ACCOUNT" prior to the period (.) at the end of such Section.

         1.4 ITEMS TO BE FURNISHED. SECTION 9.3(a) is amended by deleting the phrase "120 DAYS" therein and substituting the phrase "90 DAYS" therefor.

         1.5 PAYMENT OF OBLIGATIONS. The last sentence of SECTION 9.6 is amended in its entirety to read as follows:

                  " No Company shall make any payment on any Subordinated Debt, when it violates the subordination provisions thereof or results in a Default or Potential Default hereunder; PROVIDED THAT, if at any time all or any part of the Subordinated Notes are held by Parent or any Affiliate of the Companies, then to the extent any conflict arises between the terms of the subordination provisions of the Subordinated Notes and the Affiliate Subordination Agreement which Parent and such Affiliates are required to execute pursuant to this Agreement, then the terms of the Affiliate Subordination Agreement shall control."

         1.6 DEBTS AND GUARANTORS. SECTION 9.12 is amended to permit the Subordinated Notes by (a) deleting the word "AND" after CLAUSE (g) thereof, (b) inserting the word "; AND" after CLAUSE (h) thereof, and (c) inserting the following phrase as CLAUSE (i) thereof:

                  "(i) Debt of the Companies arising under the Subordinated Notes and unsecured subordinated guaranties thereof, SO LONG AS the mandatory prepayments required by SECTION 3.3(b)(vii) are made concurrently with the issuance of the Subordinated Notes."

         1.7     LIENS.

         (a) SECTION 9.13(a) is amended to permit Liens on the Escrow Account securing certain of the Subordinated Notes, by inserting the phrase "AND THE SUBORDINATED NOTES" immediately after the phrase "THE LOAN DOCUMENTS" in line 3 thereof.

         (b) SECTION 9.13(b) is amended by (i) deleting the word "AND" after CLAUSE (viii) thereof, (ii) inserting the word "; AND" after CLAUSE (ix) thereof, and (iii) inserting the following phrase as CLAUSE (x) thereof:

                  "(x) Liens on the Escrow Account and investments therein created pursuant to the Escrow Agreement in favor of the trustee or collateral agent for the holders of the Subordinated Notes."

         1.8 DISTRIBUTIONS AND RESTRICTED PAYMENTS. SECTION 9.21 is amended to permit certain limited payments on the Subordinated Notes, by (a) deleting the word "AND" after CLAUSE (g) thereof, (b) adding the word "AND" after CLAUSE (h) thereof, and (c) adding the following as CLAUSE (i) thereof:

                  "(i) payments of interest and liquidated damages accrued on the Subordinated Notes, payable in accordance with their terms; PROVIDED THAT, if a Default or Potential Default has occurred or arises after giving effect thereto, any payments under the Subordinated Notes shall be made only to the extent permitted by the applicable subordination provisions of the Subordinated Notes; PROVIDED FURTHER THAT, notwithstanding the existence of a Default or Potential Default, the initial four semi-annual scheduled interest payments under the Subordinated Notes may be paid when due if such payments are made solely from the proceeds of the Escrow Account."

         1.9      FINANCIAL COVENANTS.

         (a) SECTION 9.30(a) shall be deleted in its entirety and replaced with the following:

                  "(a) LEVERAGE RATIO. Borrower shall never permit the Leverage Ratio to be greater than the ratio shown in the table below which corresponds to the applicable period of determination and the applicable amount of Net Cash Proceeds received by Borrower from the issuance of the Subordinated Notes:


                  -------------------------- ------------------------------ -------------------------------
                           PERIOD             LEVERAGE RATIO PRIOR TO THE     LEVERAGE RATIO IF THE NET
                                             ISSUANCE OF THE SUBORDINATED       CASH PROCEEDS FROM THE
                                               NOTES AND IF THE NET CASH        SUBORDINATED NOTES ARE
                                                   PROCEEDS FROM THE          GREATER THAN $299,000,000
                                              SUBORDINATED NOTES ARE LESS
                                             THAN OR EQUAL TO $299,000,000
                  -------------------------- ------------------------------ -------------------------------
                  On and after the Closing           9.50 to 1.00                        n/a
                   Date, to and including
                      December 30, 2000
                  -------------------------- ------------------------------ -------------------------------
                        On and after                 9.15 to 1.00                    9.15 to 1.00
                    December 31, 2000, to
                   and including March 30,
                            2001
                  -------------------------- ------------------------------ -------------------------------
                   On and after March 31,            8.50 to 1.00                    8.00 to 1.00
                   2001, to and including
                     September 29, 2001
                  -------------------------- ------------------------------ -------------------------------
                        On and after                 8.00 to 1.00                    7.50 to 1.00
                   September 30, 2001, to
                   and including December
                          30, 2001
                  -------------------------- ------------------------------ -------------------------------
                        On and after                 7.50 to 1.00                    7.00 to 1.00
                    December 31, 2001, to
                   and including March 30,
                            2002
                  -------------------------- ------------------------------ -------------------------------
                   On and after March 31,            7.50 to 1.00                    6.75 to 1.00
                            2002,
                    to and including June
                          29, 2002
                  -------------------------- ------------------------------ -------------------------------
                    On and after June 30,            7.25 to 1.00                    6.50 to 1.00
                            2002,
                      to and including
                     September 29, 2002
                  -------------------------- ------------------------------ -------------------------------
                   On and after September            6.75 to 1.00                    6.00 to 1.00
                          30, 2002,
                      to and including
                      December 30, 2002
                  -------------------------- ------------------------------ -------------------------------
                    On and after December            6.50 to 1.00                    5.75 to 1.00
                          31, 2002,
                      to and including
                      December 30, 2003
                  -------------------------- ------------------------------ -------------------------------
                    On and after December            5.75 to 1.00                    5.00 to 1.00
                          31, 2003,
                      to and including
                      December 30, 2004
                  -------------------------- ------------------------------ -------------------------------

                                       8



                  -------------------------- ------------------------------ -------------------------------
                           PERIOD             LEVERAGE RATIO PRIOR TO THE     LEVERAGE RATIO IF THE NET
                                             ISSUANCE OF THE SUBORDINATED       CASH PROCEEDS FROM THE
                                               NOTES AND IF THE NET CASH        SUBORDINATED NOTES ARE
                                                   PROCEEDS FROM THE          GREATER THAN $299,000,000
                                              SUBORDINATED NOTES ARE LESS
                                             THAN OR EQUAL TO $299,000,000
                  -------------------------- ------------------------------ -------------------------------
                    On and after December            4.25 to 1.00                    4.00 to 1.00
                          31, 2004,
                      to and including
                      December 30, 2005
                  -------------------------- ------------------------------ -------------------------------
                    On and after December            3.50 to 1.00                    3.00 to 1.00
                          31, 2005,
                      to and including
                      December 30, 2006
                  -------------------------- ------------------------------ -------------------------------
                    On and after December            3.00 to 1.00                    2.50 to 1.00
                          31, 2006
                  -------------------------- ------------------------------ -------------------------------


         (b) SECTION 9.30(b) shall be deleted in its entirety and replaced with the following:

                  "(b) DEBT SERVICE COVERAGE RATIO. Borrower shall never permit the Debt Service Coverage Ratio to be less than or equal to the ratio shown in the table below which corresponds to the applicable period of determination:


                  ----------------------------------------- -------------------------------------
                                   PERIOD                       DEBT SERVICE COVERAGE RATIO
                  ----------------------------------------- -------------------------------------
                   On and after the Closing Date, to and                1.10 to 1.00
                          including March 30, 2001
                  ----------------------------------------- -------------------------------------
                    On and after March 31, 2001, to and                1.075 to 1.00
                        including September 29, 2001
                  ----------------------------------------- -------------------------------------
                  On and after September 30, 2001, to and               1.10 to 1.00
                          including March 30, 2002
                  ----------------------------------------- -------------------------------------
                      On and after the March 31, 2002                   1.15 to 1.00
                  ----------------------------------------- -------------------------------------


                  ; PROVIDED THAT, on and after January 1, 2006, determination of the Debt Service Coverage Ratio will not be required, SO LONG AS the Leverage Ratio is less than 4.00 to 1.00;"

         (c) SECTION 9.30(c) shall be deleted in its entirety and replaced with the following:

                  "(c) INTEREST COVERAGE RATIO. Borrower shall never permit the Interest Coverage Ratio to be less than the ratio shown in the table below which corresponds to the applicable period of determination and the applicable amount of Net Cash Proceeds received by Borrower from the issuance of the Subordinated Notes:


                  -------------------------- ------------------------------ -------------------------------
                           PERIOD               INTEREST COVERAGE RATIO       INTEREST COVERAGE RATIO IF
                                             PRIOR TO THE ISSUANCE OF THE     THE NET CASH PROCEEDS FROM
                                               SUBORDINATED NOTES AND IF      THE SUBORDINATED NOTES ARE
                                              THE NET CASH PROCEEDS FROM      GREATER THAN $299,000,000
                                              THE SUBORDINATED NOTES ARE
                                                 LESS THAN OR EQUAL TO
                                                     $299,000,000
                  -------------------------- ------------------------------ -------------------------------
                  On and after the Closing           1.20 to 1.00                        n/a
                   Date, to and including
                        June 29, 2000
                  -------------------------- ------------------------------ -------------------------------
                    On and after June 30,            1.25 to 1.00                        n/a
                   2000, to and including
                      December 30, 2000
                  -------------------------- ------------------------------ -------------------------------
                    On and after December            1.10 to 1.00                    1.10 to 1.00
                      31, 2000, to and
                   including June 29, 2001
                  -------------------------- ------------------------------ -------------------------------
                    On and after June 30,            1.15 to 1.00                    1.35 to 1.00
                   2001, to and including
                     September 29, 2001
                  -------------------------- ------------------------------ -------------------------------
                        On and after                 1.25 to 1.00                    1.40 to 1.00
                   September 30, 2001, to
                        and including
                      December 30, 2001
                  -------------------------- ------------------------------ -------------------------------
                        On and after                 1.35 to 1.00                    1.45 to 1.00
                    December 31, 2001, to
                   and including March 30,
                            2002
                  -------------------------- ------------------------------ -------------------------------
                   On and after March 31,            1.40 to 1.00                    1.50 to 1.00
                   2002, to and including
                        June 29, 2002
                  -------------------------- ------------------------------ -------------------------------
                    On and after June 30,            1.50 to 1.00                    1.60 to 1.00
                   2002, to and including
                     September 29, 2002
                  -------------------------- ------------------------------ -------------------------------
                        On and after                 1.60 to 1.00                    1.70 to 1.00
                   September 30, 2002, to
                        and including
                      December 30, 2002
                  -------------------------- ------------------------------ -------------------------------

                                       10


                  -------------------------- ------------------------------ -------------------------------
                           PERIOD               INTEREST COVERAGE RATIO       INTEREST COVERAGE RATIO IF
                                             PRIOR TO THE ISSUANCE OF THE     THE NET CASH PROCEEDS FROM
                                               SUBORDINATED NOTES AND IF      THE SUBORDINATED NOTES ARE
                                              THE NET CASH PROCEEDS FROM      GREATER THAN $299,000,000
                                              THE SUBORDINATED NOTES ARE
                                                 LESS THAN OR EQUAL TO
                                                     $299,000,000
                  -------------------------- ------------------------------ -------------------------------
                        On and after                 1.80 to 1.00                    1.80 to 1.00
                    December 31, 2002, to
                   and including December
                          30, 2003
                  -------------------------- ------------------------------ -------------------------------
                        On and after                 2.00 to 1.00                    2.00 to 1.00
                    December 31, 2003, to
                   and including December
                          30, 2006
                  -------------------------- ------------------------------ -------------------------------
                        On and after                 2.50 to 1.00                    2.50 to 1.00
                      December 31, 2006
                  -------------------------- ------------------------------ -------------------------------


         (d) SECTION 9.30(d) shall be deleted in its entirety and replaced with the following:

                  "(d) FIXED CHARGE COVERAGE RATIO. On and after December 31, 2002, Borrower shall never permit the Fixed Charge Coverage Ratio to be less than or equal to 1.00 to 1.00; PROVIDED, THAT, on and after January 1, 2004, determination of the Fixed Charge Coverage Ratio will not be required, SO LONG AS the Leverage Ratio is less than 4.00 to 1.00.

         (e) The Capital Expenditures limitation in SECTION 9.30(e)(i) is amended by (i) deleting the reference to "$55,000,000" in the chart thereof and substituting therefor the amount "$110,000,000" and (ii) deleting the proviso thereto.

         (f)      A new SECTION 9.30(f) shall be added as follows:

                  "(f) TOTAL LEVERAGE RATIO. On and after March 31, 2001, Borrower shall never permit the Total Leverage Ratio to be greater than the ratio shown in the table below which corresponds to the applicable period of determination and the applicable amount of Net Cash Proceeds received by Borrower from the issuance of the Subordinated Notes:


              ----------------------------- ----------------------------- ----------------------------
                         PERIOD                  TOTAL LEVERAGE RATIO        TOTAL LEVERAGE RATIO IF
                                               PRIOR TO THE ISSUANCE OF       THE NET CASH PROCEEDS
                                                  THE SUBORDINATED            FROM THE SUBORDINATED
                                                NOTES AND IF THE NET          NOTES ARE GREATER THAN
                                                 CASH PROCEEDS FROM               $299,000,000
                                                  THE SUBORDINATED
                                               NOTES ARE LESS THAN OR
                                                EQUAL TO $299,000,000
              ----------------------------- ----------------------------- ----------------------------

                                       11



              ----------------------------- ----------------------------- ----------------------------
                         PERIOD                  TOTAL LEVERAGE RATIO        TOTAL LEVERAGE RATIO IF
                                               PRIOR TO THE ISSUANCE OF       THE NET CASH PROCEEDS
                                                  THE SUBORDINATED            FROM THE SUBORDINATED
                                                NOTES AND IF THE NET          NOTES ARE GREATER THAN
                                                 CASH PROCEEDS FROM               $299,000,000
                                                  THE SUBORDINATED
                                               NOTES ARE LESS THAN OR
                                                EQUAL TO $299,000,000
              ----------------------------- ----------------------------- ----------------------------
                      On and after                  9.50 to 1.00                 9.50 to 1.00
                 March 31, 2001, to and
              including December 30, 2001
              ----------------------------- ----------------------------- ----------------------------
                      On and after                  8.75 to 1.00                 8.75 to 1.00
               December 31, 2001, to and
                including March 30, 2002
              ----------------------------- ----------------------------- ----------------------------
              On and after March 31, 2002,          8.50 to 1.00                 8.50 to 1.00
                    to and including
                     June 29, 2002
              ----------------------------- ----------------------------- ----------------------------
              On and after June 30, 2002,           8.00 to 1.00                 8.00 to 1.00
               to and including September
                        29, 2002
              ----------------------------- ----------------------------- ----------------------------
               On and after September 30,           7.50 to 1.00                 7.75 to 1.00
                         2002,
               to and including December
                        30, 2002
              ----------------------------- ----------------------------- ----------------------------
                      On and after                  7.25 to 1.00                 7.50 to 1.00
                   December 31, 2002,
               to and including December
                        30, 2003
              ----------------------------- ----------------------------- ----------------------------
                      On and after                  6.50 to 1.00                 6.50 to 1.00
                   December 31, 2003,
               to and including December
                        30, 2004
              ----------------------------- ----------------------------- ----------------------------
                      On and after                  5.25 to 1.00                 5.50 to 1.00
                   December 31, 2004,
               to and including December
                        30, 2005
              ----------------------------- ----------------------------- ----------------------------
                      On and after                  4.50 to 1.00                 4.50 to 1.00
                   December 31, 2005,
               to and including December
                        30, 2006
              ----------------------------- ----------------------------- ----------------------------
                      On and after                  4.00 to 1.00                 4.00 to 1.00
                   December 31, 2006
              ----------------------------- ----------------------------- ----------------------------


         1.10 TOWER SALE-LEASEBACK/SUBORDINATED NOTES. SECTION 9.31 shall be amended by deleting such Section in its entirety (thereby deleting the requirement for the Companies to complete the Tower Sale-Leaseback) and substituting the following therefor:

                  "9.31 SUBORDINATED NOTES. The Companies shall not (i) after the date of the initial issuance of the Subordinated Notes, amend or modify any provision of, or waive any condition under, any document or instrument evidencing or relating to the Subordinated Notes, including, without limitation, the Indenture for the Subordinated Notes, (ii) make any optional redemptions, prepayments, or other payments on the Subordinated Notes, other than regularly scheduled interest payments on Subordinated Notes to the extent permitted by
                  SECTION 9.21(i), or (iii) refinance, exchange, convert or substitute the Subordinated Debt with the issuance of Debt or equity interests unless such refinancing, exchange, conversion, or substitution satisfies the requirements of "REFINANCED SUBORDINATED DEBT" as set forth in the definition of "SUBORDINATED DEBT" in SECTION 1.1."

         1.11 PARENT COVENANT. SECTION 9.32 is amended by inserting the phrase "(WITHOUT ANY SETOFF, COUNTERCLAIM, OR DEFENSE FOR PAYMENT)" immediately after the word "BORROWER" in line 3 thereof and immediately after the word "CONTRIBUTION" in line 5 thereof.

         1.12     DEFAULTS.

                  (a) SECTION 10.2(a) is amended by deleting the reference to "9.30, AND 9.32" therein and substituting therefor the phrase "9.30 THROUGH 9.32".

                  (b) SECTION 10.11 is amended by substituting the term "SENIOR DEBT" for each reference to "Debt" therein.

                  (c) New SECTIONS 10.18, 10.19, and 10.20 shall be added as follows:

                                    "10.18 PAYMENT OF CERTAIN OTHER AGREEMENTS.
                           The payment directly or indirectly (including, without limitation, any payment in respect of any sinking fund, defeasance, redemption, liquidated damages, or payment of any dividend or distribution) by any Company or any other Person of any amount of the Subordinated Notes or any other Subordinated Debt (if in the case of Subordinated Debt, other than the Subordinated Notes, the amount outstanding thereunder exceeds $10,000,000) in a manner or at a time during which such payment is not permitted under the terms of the Loan Documents, or under any instrument or document evidencing or creating the Subordinated Notes or Subordinated Debt, including, without limitation, any subordination provisions set forth therein.

                                    10.19 DEFAULT OR ACCELERATION UNDER
                           SUBORDINATED NOTES AND OTHER SUBORDINATED DEBT. (a) The occurrence of any "DEFAULT" or "EVENT OF DEFAULT" or other breach which remains uncured on any date of determination under or with respect to the Subordinated Notes or any agreement creating or evidencing any other Subordinated Debt (if in the case of Subordinated Debt, other than the Subordinated Notes, the amount outstanding thereunder exceeds $10,000,000);
                           (b) the trustee or collateral agent with respect to, or any holder of, the Subordinated Notes or any other Subordinated Debt (if in the case of Subordinated Debt, other than the Subordinated
                           Notes, the amount outstanding thereunder exceeds $10,000,000) shall effectively declare all or any portion of that Debt or obligation thereunder due and payable prior to the stated maturity thereof; or
                           (c) the Subordinated Notes or any other Subordinated Debt (if in the case of Subordinated Debt, other than the Subordinated Notes, the amount outstanding thereunder exceeds $10,000,000) becomes due before its stated maturity by acceleration of the maturity thereof.

                                    10.20 REDEMPTION OF CERTAIN OTHER DEBT OR
                           OBLIGATIONS. If an event shall occur, including, without limitation, a "CHANGE IN CONTROL" as defined in any documents evidencing or creating the Subordinated Notes or any agreement evidencing or creating any other Subordinated Debt or subordinated obligations (if in the case of Subordinated Debt or subordinated obligations, other than the Subordinated Notes, the amount outstanding thereunder exceeds $10,000,000), and (a) the trustee or collateral agent or the holders of any such Subordinated Debt or subordinated obligation shall initiate notice to request or require the redemption or repurchase (or any Loan Party shall automatically be so required to so redeem or repurchase) such Subordinated Debt or subordinated obligation, or (b) any Person shall (i) deliver a "CHANGE OF CONTROL OFFER" (as defined in any documents evidencing or creating the Subordinated Notes) or (ii) initiate notice to holders of any Subordinated Notes, or the holders of any other Subordinated Debt or subordinated obligation (if in the case of Subordinated Debt or subordinated obligations, other than the Subordinated Notes, the amount outstanding thereunder exceeds $10,000,000) in connection with a redemption of any Subordinated Debt or subordinated obligation arising under such agreements or instruments."

         1.13 AMENDMENTS, CONSENTS, CONFLICTS, AND WAIVERS. SECTION 13.11(b) is amended to correct a typographical error by adding the word "PREPAYMENT" immediately after the word "MANDATORY" in line 2 thereof.

         1.14 EXHIBIT E-1 - COMPLIANCE CERTIFICATE. EXHIBIT E-1 - COMPLIANCE CERTIFICATE is amended by (a) deleting the word "AND" after CLAUSE (l) thereof;
(b) changing the period (.) at the end of CLAUSE (m) thereof to a semicolon (;) and inserting the following after the semicolon:

                   " (n) to the extent any Subordinated Notes have been issued during the Subject Period, all mandatory prepayments and commitment reductions (if any) required pursuant to SECTION 3.3(b)(vii) have been made; and

                           (o) to the extent any funds have been released from
                  the Escrow Account for any purpose (OTHER THAN the payment of the initial four semi-annual scheduled interest payments on the Subordinated Notes) during the Subject Period, all mandatory prepayments and commitment reductions (if any) required pursuant to SECTION 3.3(b)(viii) have been made."; and

(c) deleting ANNEX B to the Form of Compliance Certificate in its entirety and substituting therefor the document labeled REVISED ANNEX B TO COMPLIANCE CERTIFICATE attached hereto.

PARAGRAPH 2. WAIVER. Subject to and upon the terms and conditions herein specified, the Required Lenders agree not to exercise their Rights under the Credit Agreement and related Loan Documents solely as a result of the Subject Noncompliance; SO LONG AS, all conditions specified in the Waiver for the Acquisition of the PCS License for the Oklahoma 4 RSA have been satisfied by April 30, 2001.

PARAGRAPH 3. AMENDMENT FEES. On the Required Lender Effective Date (hereinafter defined), Borrower shall pay (a) to Administrative Agent (for the ratable benefit of the Revolver Lenders consenting to this Amendment on or prior to the Required Lender Effective Date, the "CONSENTING REVOLVER LENDERS"), an amendment fee in an amount equal to 0.10% of the aggregate Committed Sums under the Revolver Facility of each Consenting Revolver Lender as of the Required Lender Effective Date and (b) to Administrative Agent (for the ratable benefit of the Term Loan A Lenders, the Term Loan B Lenders, and the Term Loan C Lenders consenting to this Amendment on or prior to the Required Lender Effective Date, the "CONSENTING TERM LOAN LENDERS"), an amendment fee in an amount equal to 0.10% of the portion of the Term Loan Principal Debt owed to the Consenting Term Loan Lenders as of the Required Lender Effective Date but prior to the prepayment from the Net Cash Proceeds of the Subordinated Notes. The failure of Borrower to comply with the provisions of this PARAGRAPH 3 shall constitute a payment Default entitling Lenders to exercise their respective Rights under the Loan Documents.

PARAGRAPH 4.      CONDITIONS.

         (a) This Amendment (OTHER THAN the amendment in PARAGRAPH 1.2(a) and CLAUSE (2) of PARAGRAPH 1.2(b), and the deletion of current SECTION 9.31 in PARAGRAPH 1.10) shall be effective on the date (the "REQUIRED LENDER EFFECTIVE DATE") upon which (i) the representations and warranties in this Amendment are true and correct; (ii) Administrative Agent receives counterparts of this Amendment executed by Borrower, each Guarantor, and Required Lenders; (iii) Borrower has prepaid the Obligation by not less than $200,000,000 from the proceeds of the Subordinated Notes in accordance with the requirements of
SECTION 3.3(b)(vii); and (iv) Administrative Agent has received payment from Borrower of the amendment fees required to be paid to consenting Lenders and Administrative Agent on the Required Lender Effective Date pursuant to PARAGRAPH 4 hereof.

         (b) The amendment in PARAGRAPH 1.2(a) and CLAUSE (2) of PARAGRAPH 1.2(b),and the deletion of current SECTION 9.31 in PARAGRAPH 1.10 shall be effective on the date (the "SUPER-REQUIRED LENDER EFFECTIVE DATE") upon which
(i) all the conditions for the Required Lender Effective Date (as set forth in PARAGRAPH 4(a) hereof) have been satisfied and (ii) Administrative Agent receives counterparts of this Amendment executed by Borrower, each Guarantor, and (A) the Term Loan A Lenders holding at least 66 2/3% of the Term Loan A Principal Debt thereafter; (B) the Term Loan B Lenders holding at least 66 2/3% of the Term Loan B Principal Debt; (C) the Term Loan C Lenders holding at least 66 2/3% of the Term Loan C Principal Debt; and (D) the Revolver Lenders holding at least 66 2/3% of the Revolver Commitment (the Lenders described in clauses
(A) through (D) hereof, being collectively referred to as the "SUPER-REQUIRED LENDERS").

PARAGRAPH 5. COMPLIANCE WITH AMENDMENT REQUIREMENTS. On and after the Required Lender Effective Date, the failure of Borrower, its Subsidiaries, or any Guarantor to comply with the conditions (including, without limitation, the conditions set forth in PARAGRAPH 4(a)) or limitations set forth in this Amendment (including the amendments effected by PARAGRAPH 1.2(a) and CLAUSE (2) of PARAGRAPH 1.2(b) and the deletion of current SECTION 9.31 in PARAGRAPH 1.10 on and after the Super-Required Lender

Effective Date) shall constitute a Default under the Credit Agreement, entitling the Lenders to exercise their Rights under the Loan Documents.

PARAGRAPH 6. ACKNOWLEDGMENT AND RATIFICATION. As a material inducement to Administrative Agent and the Lenders to execute and deliver this Amendment, Borrower and each Guarantor (i) consent to the agreements in this Amendment and
(ii) agree and acknowledge that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of Borrower or Guarantors under their respective Collateral Documents, which Collateral Documents shall remain in full force and effect, and all Liens, guaranties, and Rights thereunder are hereby ratified and confirmed.

PARAGRAPH 7. REPRESENTATIONS. As a material inducement to Administrative Agent and Lenders to execute and deliver this Amendment, Borrower, Parent, and each other Guarantor represent and warrant to such parties (with the knowledge and intent that the Lenders and Administrative Agent are relying upon the same in entering into this Amendment) that as of the Required Lender Effective Date and the Super-Required Lender Effective Date (as the case may be) and as of the date of execution of this Amendment: (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, EXCEPT to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions permitted by the Loan Documents; (b) no Default or Potential Default exists, OTHER THAN such Defaults or Potential Defaults existing on the date of execution hereof, which are addressed by this Amendment, and which will be cured on or prior to the Required Lender Effective Date of this Amendment; and (c) this Amendment has been duly authorized and approved by all necessary corporate and limited liability company action and requires the consent of no other Person, and upon execution and delivery, this Amendment shall be binding and enforceable against Borrower, Parent, and each other Guarantor in accordance with its terms.

PARAGRAPH 8. EXPENSES. Borrower shall pay all costs, fees, and expenses paid or incurred by Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of Administrative Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

PARAGRAPH 9.      MISCELLANEOUS.

         9.1 This Amendment is a "LOAN DOCUMENT" referred to in the Credit Agreement, and the provisions of SECTIONS 13 of the Credit Agreement are incorporated herein by reference. Unless stated otherwise (a) the singular number includes the plural and VICE VERSA and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under New York law, and (d) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

         9.2 The Loan Documents shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed. On and after the Required Lender Effective Date, all references to the "CREDIT AGREEMENT" shall be to the Credit Agreement as herein amended, except that the amendments effected by PARAGRAPH 1.2(a) and CLAUSE (2) of PARAGRAPH 1.2(b) and the deletion of current SECTION 9.31 in PARAGRAPH 1.10 shall not be effective until on and after the Super-Required Lender Effective Date. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any Rights of Lenders under any Loan Document, nor constitute a waiver under any of the Loan Documents.

PARAGRAPH 10. ENTIRETIES. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY

EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

PARAGRAPH 11. PARTIES. This Amendment binds and inures to Borrower, Parent, Administrative Agent, Lenders, Guarantors, and their respective successors and assigns.

         The parties hereto have executed this Amendment in multiple counterparts on the date stated on the signature pages hereto, but effective as of Required Lender Effective Date (except with respect to the amendments effected by PARAGRAPH 1.2(a) and CLAUSE (2) of PARAGRAPH 1.2(b) and the deletion of current SECTION 9.31 in PARAGRAPH 1.10 , which shall not be effective until on and after the Super-Required Lender Effective Date).

                    [REMAINDER OF PAGE INTENTIONALLY BLANK.
                           SIGNATURE PAGES FOLLOW.]

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), AS BORROWER, Bank of America, N.A., as ADMINISTRATIVE AGENT, certain Lenders, and Guarantors.




                                       AMERICAN CELLULAR CORPORATION
                                       (SUCCESSOR BY MERGER TO ACC ACQUISITION
                                       CO.), as BORROWER



                                       By:  /s/ Bruce R. Knooihuizen
                                            ----------------------------------
                                            Name:  Bruce R. Knooihuizen
                                                  ----------------------------
                                            Title: Treasurer
                                                  ----------------------------



                      SIGNATURE PAGE TO FIRST AMENDMENT

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), AS BORROWER, Bank of America, N.A., as ADMINISTRATIVE AGENT, certain Lenders, and Guarantors.




                                       ACC ACQUISITION, LLC, PARENT, by its
                                       Members, as GUARANTOR

                                       AT&T WIRELESS SERVICES JV CO.


                                       By:  /s/ Joseph Stumpf
                                            ----------------------------------
                                            Name:  Joseph Stumpf
                                                  ----------------------------
                                            Title: Vice President
                                                  ----------------------------

                                       DOBSON JV COMPANY


                                       By:  /s/ Bruce R. Knooihuizen
                                            ----------------------------------
                                            Name:  Bruce R. Knooihuizen
                                                  ----------------------------
                                            Title: Vice President
                                                  ----------------------------











                       SIGNATURE PAGE TO FIRST AMENDMENT

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), AS BORROWER, Bank of America, N.A., as ADMINISTRATIVE AGENT, certain Lenders, and Guarantors.


                                GUARANTOR:

                                ACC OF KENTUCKY LLC
                                ACC KENTUCKY LICENSE LLC
                                ACC OF MICHIGAN CORPORATION
                                ACC MICHIGAN LICENSE LLC
                                ACC OF MINNESOTA CORPORATION
                                ACC MINNESOTA LICENSE LLC
                                ACC NEW YORK LICENSE I LLC
                                ACC NEW YORK LICENSE II LLC
                                ACC NEW YORK LICENSE III LLC
                                ACC OF OHIO CORPORATION
                                ACC OHIO LICENSE LLC
                                ACC OF PENNSYLVANIA LLC
                                ACC PENNSYLVANIA LICENSE LLC
                                ACC OF TENNESSEE LLC
                                ACC TENNESSEE LICENSE LLC
                                ACC OF WAUSAU CORPORATION
                                ACC WAUSAU LICENSE LLC
                                ACC OF WEST VIRGINIA CORPORATION
                                ACC WEST VIRGINIA LICENSE LLC
                                ACC OF WISCONSIN LLC
                                ACC WISCONSIN LICENSE LLC
                                ALEXANDRA CELLULAR CORPORATION
                                ALTON CELLTELCO CELLULAR CORPORATION
                                ALTON CELLTELCO PARTNERSHIP
                                AMERICAN CELLULAR WIRELESS LLC
                                CELLULAR INFORMATION SYSTEMS OF LAREDO, INC.
                                CHILL CELLULAR CORPORATION
                                DUTCHESS COUNTY CELLULAR TELEPHONE COMPANY, INC. PCPCS CORPORATION


                                By:  /s/ Bruce R. Knooihuizen
                                     ----------------------------------
                                     Name:  Bruce R. Knooihuizen
                                           ----------------------------
                                     Title: Treasurer
                                           ----------------------------
                                           (for all of the above-referenced
                                           Guarantors)






                       SIGNATURE PAGE TO FIRST AMENDMENT

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), AS BORROWER, Bank of America, N.A., as ADMINISTRATIVE AGENT, certain Lenders, and Guarantors.


                                  BANK OF AMERICA, N.A., as ADMINISTRATIVE
                                  AGENT and a LENDER



                                  By:  /s/ Debra S. Wood
                                       ----------------------------------
                                       Name:  Debra S. Wood
                                             ----------------------------
                                       Title: Vice President
                                             ----------------------------









                       SIGNATURE PAGE TO FIRST AMENDMENT

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), AS BORROWER, Bank of America, N.A., as ADMINISTRATIVE AGENT, certain Lenders, and Guarantors.


                   REVISED ANNEX B TO COMPLIANCE CERTIFICATE
                        (American Cellular Corporation)

                           Status of Compliance with
                SECTIONS 9.12, 9.13, 9.20, 9.21, 9.23, and 9.30
                          of the Credit Agreement(1)
       [(UNLESS OTHERWISE INDICATED, ALL CALCULATIONS ARE TO BE MADE ON
   A CONSOLIDATED BASIS FOR THE COMPANIES AT THE DATE OF DETERMINATION WITH
              RESPECT TO THE MOST RECENTLY-ENDED ROLLING PERIOD)]

         Parent and Borrower shall provide to Administrative Agent (for the benefit of Lenders) detailed calculations, in form and substance reasonably acceptable to Administrative Agent, demonstrating compliance with the following covenants:

SECTION 9.12      DEBT AND GUARANTIES

SECTION 9.13      LIENS

SECTION 9.20      LOANS, ADVANCES, AND INVESTMENTS

SECTION 9.21      DISTRIBUTIONS AND RESTRICTED PAYMENTS

SECTION 9.23      SALE OF ASSETS

SECTION 9.30(a) - LEVERAGE RATIO OF THE COMPANIES

SECTION 9.30(b) - DEBT SERVICE COVERAGE RATIO (provided that no calculation is required for periods after January 1, 2006, SO LONG AS the Leverage Ratio is less than 4.0 to 1.00)

SECTION 9.30(c) - INTEREST COVERAGE RATIO

SECTION 9.30(d) - FIXED CHARGE COVERAGE RATIO (calculated for periods on and after December 31, 2002; PROVIDED THAT no calculation is required for periods after January 1, 2004, SO LONG AS the Leverage Ratio is less than 4.0 to 1.00)

SECTION 9.30(e) - CAPITAL EXPENDITURES (calculated for periods prior to January 1, 2002)

SECTION 9.30(f) - TOTAL LEVERAGE RATIO




(1) All as more particularly determined in accordance with the terms of the Credit Agreement, which control in the event of conflicts with this form.